Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 107 to Registration Statement No. 33-26305 on Form N-1A of our report dated February 28, 2008, relating to the financial statements and financial highlights of BlackRock Index Equity Portfolio of BlackRock Funds (“the Portfolio”) appearing in the Annual Report on Form N-CSR of the Portfolio for the period ended December 31, 2007, and of our report dated February 28, 2008, relating to the financial statements and financial highlights of Master S&P 500 Index Series of Quantitative Master Series LLC (“the Master”) appearing in the Annual Report on Form N-CSR of the Master for the year ended December 31, 2007, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 28, 2008